                                  CERTIFICATION
                 PURSUANT TO 18 UNITED STATES CODE SECTION 1350

        The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002 of CDRJ Investments (Lux) S.A. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/ RONALD B. CLARK
                                            ------------------------------
                                            Name:  Ronald B. Clark
                                            Title: Chairman and
                                                     Chief Executive Officer
                                            Date:  August 13, 2002